US Airways Group, Inc. Proposed US Airways/Delta Merger Will Not Reduce Competition November 17, 2006

Forward-Looking Statements Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as "may," "will," "expect," "intend," "indicate," "anticipate," "believe," "forecast," "estimate," "plan," "guidance," "outlook," "could," "should," "continue" and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the "Company"). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company's expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation ("America West") and the Company or potential business combination transaction involving Delta Air Lines, Inc. ("Delta") and the Company, including future financial and operating results and the combined companies' plans, objectives, expectations and intentions. Other forward- looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause the Company's actual results and financial position to differ materially from the Company's expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company's high level of fixed obligations and its ability to obtain and maintain financing for operations and other purposes; the Company's ability to achieve the synergies anticipated as a result of the merger with America West and the potential business combination transaction involving Delta and to achieve those synergies in a timely manner; the Company's ability to integrate the management, operations and labor groups of the Company and America West and the Company and Delta; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; changes in prevailing interest rates; the Company's ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; the Company's ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of the Company's hub airports; weather conditions; the Company's ability to obtain and maintain any necessary financing for operations and other purposes; the Company's ability to maintain adequate liquidity; the Company's ability to maintain contracts that are critical to its operations; the Company's ability to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the Company's ability to attract and retain customers; the cyclical nature of the airline industry; the Company's ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from time to time in the Company's reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2006, which is available at www.usairways.com. 1

Under traditional antitrust analysis, a number of measures are relevant to evaluating airline mergers The focus of antitrust analysis is whether the merger will harm competition, that is, whether it is likely to raise fare levels Industry concentration Impact of "mavericks" - LCCs City-pair concentration Principal focus is on nonstop routes Secondary focus is on connecting routes Efficiencies Other factors Much has changed since 2000 Dominance/relevance of majors vs. LCCs 5 major bankruptcies plus Continental Airlines and American Airlines restructured out of court Growth of LCCs 2

Industry Concentration Even after the merger, the U.S. airline industry will remain fragmented According to the Merger Guidelines, the post-transaction industry is unconcentrated (an HHI only slightly above 1000), and the merger should not be challenged The Department of Justice ("DOJ") has not challenged a merger in over 30 years where the leading firm has less than a 30% market share The merger would result in combined domestic share (following rationalization) of about 18.2% (measured by ASMs) 3

Impact of "Mavericks" - Rapid LCC Growth since 2000 Today's airline industry is far more competitive than at the start of the decade In 2000, LCCs only carried 13% of East Coast traffic vs. 34% in 2006 Since 2000, JetBlue and Frontier have joined Southwest and AirTran as truly national carriers LCC influence is national and long-haul In 2000, Southwest did not fly transcontinental flights, but today the carrier flies between the East and West Coasts from numerous cities, including Baltimore, Philadelphia, Oakland and Los Angeles JetBlue is one of the largest providers of transcontinental services out of New York AirTran's fleet permits long-haul nonstop flights between Atlanta and points in the West 4

Impact of "Maverick" - LCC Growth (cont'd) A combined US Airways/Delta will face significant competition at most of the carriers' hubs Atlanta - AirTran flies 227 nonstops to 49 destinations Salt Lake City - Southwest has 43 flights per day to 14 destinations Philadelphia - Southwest, Frontier and AirTran all provide significant service Phoenix - One of the largest Southwest cities with 207 flights to 42 destinations Las Vegas - The largest Southwest city with 225 flights to 53 destinations Charlotte - AirTran and JetBlue fly from their hubs to Charlotte Cincinnati - Although no direct service, LCC presence at nearby airports In all major East Coast cities where there is a significant US Airways/Delta presence, there is LCC competition New York-LaGuardia - JetBlue at JFK Washington-Reagan National - Southwest at BWI/Dulles; JetBlue at Dulles; AirTran and others at National Boston - JetBlue/AirTran at Boston; Southwest at Manchester/Providence After a merger: 81% of US Airways/Delta passengers will have LCC competition at their local airports An additional 13% will have access to LCC service within 100 miles 5

City-Pair Concentration - Nonstop Routes Merger/code share analysis historically has focused on nonstop overlaps Delta and US Airways currently have only 11 overlapping nonstop routes without nonstop competition from other airlines* Only four routes, representing 1.3% of capacity, without alternate airport competition Of these, two are long-haul routes with easy entry (Ft. Lauderdale-Las Vegas, Atlanta-Phoenix) The other two routes represent only 0.1% of capacity (Cincinnati-Philadelphia, Cincinnati-Charlotte) Seven routes, representing 0.3% of capacity, have competing airport alternatives * Excludes routes with less than daily service 6

City-Pair Concentration - Connecting City-Pairs While nonstops traditionally have been the focus, considering the merger's effect on connecting routes reinforces the conclusion that competition will remain vigorous Competition will remain vibrant in connecting airport-pairs throughout the U.S. Of the more than 45,000 airport-pairs served by US Airways/Delta, there are less than 1,500 connecting routes where their combined share is greater than 70% and where each has at least a 5% share today These connecting city-pairs represent less than 4% of the combined airlines' traffic Many of the connecting airport-pairs are candidates for entry by other carriers, competition via connecting flights, competition from LCCs, or competition from nearby airports 7

Efficiencies Current antitrust analysis recognizes the relevance of efficiencies Lower costs benefit consumers A merger of Delta and US Airways (prior to Delta's emergence from bankruptcy) is conservatively projected to achieve $1.65 billion in synergies Almost $1 billion in network synergies from creating a more efficient combined network that reduces excess capacity and lowers costs More than $700 million in additional cost synergies Reduced cost will enhance New Delta's competitiveness US Airways/America West merger proves that these synergies are real and can be achieved The expected synergies should overcome any theoretical antitrust concerns about the merger 8

Other Factors - Management History The US management team began at America West Airlines, which has a history as an industry maverick America West's 2002 fare restructuring radically changed the industry and was pro-consumer Since the merger with US Airways, the airline has continued to be a pro-consumer maverick Reduced business fares an average 37% in nearly 400 markets Reduced leisure fares an average of 24% in nearly 350 markets New Delta would continue to be a low-cost maverick Cost savings will result in continued consumer-friendly fares 9

Proposed US Airways/Delta Merger Will Not Reduce Competition Industry Competition After merger, the airline industry will remain unconcentrated In last 25 years, no merger has been challenged where the leading firm had a share as low as US Airways/Delta Impact of "Mavericks" LCCs' share of Eastern traffic has tripled - from 13% to 34% US Airways/Delta will face LCC competition at most of their hubs and major East Coast airports City-Pair Concentration Only 11 overlapping nonstop airport-pairs, representing 1.6% of combined capacity, will not have competition Less than 4% of US Airways/Delta traffic will be on connecting airport-pairs where the two currently compete and will have a share of greater than 70% Efficiencies The merger will create over $1.6 billion in synergies that greatly outweigh any theoretical antitrust concerns Other Factors - Management History US Airways management has a track record as a pricing maverick; merger synergies will enable the new Delta to continue offering consumer-friendly fares 10

Additional Information Subject to future developments, US Airways Group may file with the United States Securities and Exchange Commission a registration statement to register the US Airways Group shares which would be issued in the proposed transaction and/or a proxy statement with respect to the proposed transaction. Investors and security holders are urged to read the registration statement and/or proxy statement (when and if available) and any other relevant documents filed with the Commission, as well as any amendments or supplements to those documents, because they will contain important information. Investors and security holders may obtain a free copy of the registration statement and/or proxy statement (when and if available) and other relevant documents at the Commission's Internet web site at www.sec.gov. The registration statement and/or proxy statement (when and if available) and such other documents may also be obtained free of charge from US Airways Group by directing such request to: US Airways Group, Inc., 111 West Rio Salado Parkway, Tempe, Arizona 85281, Attention: Chief Legal Officer. 11